EXHIBIT 99.1
                          ------------

     Computational Materials prepared by Goldman, Sachs & Co.
          in connection with GSAA Home Equity Trust 2005-9,
              Asset-Backed Certificates, Series 2005-9

Goldman Sachs                                                       GSAA 05 09

==============================================================================




-------------------------------------------     ---------------------------------     -------------------------------------------
Stats                                           Original Term          Percent        Original LTV                        Percent
-------------------------------------------     ---------------------------------     -------------------------------------------
Count: 2930                                     340                       0.04        0.001 - 50.000                         3.22
Schedule Balance: $878,195,929.26               360                      99.96        50.001 - 60.000                        5.40
AverageSched Bal: $299,725.57                   ---------------------------------     60.001 - 70.000                       13.24
GrossWAC: 5.922                                 Total:                  100.00        70.001 - 75.000                       10.82
NetWAC: 5.597                                   ---------------------------------     75.001 - 80.000                       60.66
OTERM: 360                                                                            80.001 - 85.000                        0.65
RTERM: 359                                                                            85.001 - 90.000                        4.43
ATERM: 358                                      ---------------------------------     90.001 - 95.000                        1.41
AGE: 1                                          RemTerm                Percent        95.001 - 100.000                       0.17
First CAP: 5.41                                 ---------------------------------     -------------------------------------------
Periodic CAP: 2.75                              335.000                   0.04        Total:                               100.00
MAXRATE: 11.53                                  351.000                   0.05        -------------------------------------------
MINRATE: 2.42                                   352.000                   0.03
MTR: 45.73                                      353.000                   0.53
MARGIN: 2.38                                    354.000                   1.69        -------------------------------------------
OLTV: 75.58                                     355.000                   1.69        Combined LTV                        Percent
COLTV: 84.90                                    356.000                   1.67        -------------------------------------------
FICO: 713.975                                   357.000                   3.40        0.001 - 50.000                         2.58
                                                358.000                  18.06        50.001 - 60.000                        4.59
-------------------------------------------     359.000                  52.29        60.001 - 70.000                        9.92
                                                360.000                  20.54        70.001 - 75.000                        7.15
-------------------------------------------     ---------------------------------     75.001 - 80.000                       18.97
Current Rate                       Percent      Total:                  100.00        80.001 - 85.000                        2.21
-------------------------------------------     ---------------------------------     85.001 - 90.000                       13.94
3.501 - 4.000                       0.11                                              90.001 - 95.000                       10.97
4.001 - 4.500                       0.08                                              95.001 - 100.000                      29.67
4.501 - 5.000                       3.57        ---------------------------------     -------------------------------------------
5.001 - 5.500                      18.48        Am WAM                 Percent        Total:                               100.00
5.501 - 6.000                      42.98        ---------------------------------     -------------------------------------------
6.001 - 6.500                      25.07        0.000 - 59.999           90.71
6.501 - 7.000                       7.79        60.000 - 119.999          0.01
7.001 - 7.500                       1.64        300.000 - 359.999         7.23        -------------------------------------------
7.501 - 8.000                       0.28        360.000 >=                2.05        FICO                                Percent
-------------------------------------------     ---------------------------------     -------------------------------------------
Total:                            100.00        Total:                  100.00        0.000 - 19.999                         0.08
-------------------------------------------     ---------------------------------     580.000 - 599.999                      0.09
                                                                                      600.000 - 619.999                      0.25
-------------------------------------------                                           620.000 - 639.999                      3.34
Scheduled Balance                  Percent                                            640.000 - 659.999                      6.92
-------------------------------------------     ---------------------------------     660.000 - 679.999                     15.22
0.01 - 50,000.00                    0.05        Age                    Percent        680.000 - 699.999                     14.65
50,000.01 - 100,000.00              1.40        ---------------------------------     700.000 - 719.999                     16.38
100,000.01 - 150,000.00             6.42        0                        20.54        720.000 - 739.999                     13.17
150,000.01 - 200,000.00             9.51        1                        52.29        740.000 - 759.999                     11.45
200,000.01 - 250,000.00             9.23        2                        18.06        760.000 - 779.999                      8.99
250,000.01 - 275,000.00             5.83        3                         3.40        780.000 - 799.999                      6.97
275,000.01 - 350,000.00            16.53        4                         1.67        800.000 - 819.999                      2.49
350,000.01 - 400,000.00             9.83        5                         1.73        -------------------------------------------
400,000.01 - 450,000.00             7.48        6                         1.69        Total:                               100.00
450,000.01 - 500,000.00             7.45        7                         0.53        -------------------------------------------
500,000.01 - 550,000.00             4.35        8                         0.03
550,000.01 - 600,000.00             4.33        9                         0.05
600,000.01 - 750,000.00             7.28        ---------------------------------     -------------------------------------------
750,000.01 - 850,000.00             1.56        Total:                  100.00        PMI                                 Percent
850,000.01 - 950,000.00             2.15        ---------------------------------     -------------------------------------------
950,000.01 - 1,000,000.00           2.03                                              CMAC                                   0.37
1,000,000.01 - 1,250,000.00         0.92                                              GEMICO                                 1.51
1,250,000.01 - 1,500,000.00         2.04        ---------------------------------     MORTGAGE GUARANTY INSURANCE CO         0.75
1,500,000.01 >=                     1.62        States                 Percent        OLTV <= 80 - NO MI                    93.34
-------------------------------------------     ---------------------------------     PMI MORTGAGE INSURANCE CO              2.08
Total:                             100.00       CA                       49.70        RADIAN                                 0.57
-------------------------------------------     FL                        7.39        REPUBLIC MORTGAGE INSUANCE CO          0.60
                                                AZ                        4.22        TRIAD                                  0.38
                                                CO                        3.09        UGIC                                   0.40
                                                NV                        3.32        -------------------------------------------
                                                WA                        2.28        Total:                               100.00
                                                MA                        3.56        -------------------------------------------
                                                IL                        1.89
                                                VA                        2.75
                                                OH                        1.30
                                                Other                    20.50
                                                ---------------------------------
                                                Total:                  100.00
                                                ---------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================

Jul 5, 2005 12:49

Goldman Sachs                                                       GSAA 05 09

==============================================================================




-------------------------------------------    --------------------------------   ------------------------------------------
Occupancy Code                      Percent    Prepay Flag              Percent   First Adjustment Cap               Percent
-------------------------------------------    --------------------------------   ------------------------------------------

NON OWNER                             13.39    N                          79.38   1.000                                 1.01
OWNER OCCUPIED                        82.12    Y                          20.62   2.000                                 7.64
SECOND HOME                            4.49    --------------------------------   3.000                                 5.86
-------------------------------------------    Total:                    100.00   4.000                                 0.41
Total:                               100.00    --------------------------------   5.000                                53.17
                                                                                  5.983                                 0.03
-------------------------------------------    --------------------------------   6.000                                23.78
Property Type                       Percent    Prepay Term              Percent   12.000                                8.10
-------------------------------------------    --------------------------------   ------------------------------------------
2-4 FAMILY                             7.06    0.000                      79.38   Total:                              100.00
CONDO                                 11.54    4.000                       0.07   ------------------------------------------
CO-OP                                  0.14    6.000                       1.01
PUD                                   19.78    7.000                       0.09   ------------------------------------------
SINGLE FAMILY                         61.46    12.000                      6.36   Periodic Cap                       Percent
TOWNHOUSE                              0.03    24.000                      1.56   ------------------------------------------
-------------------------------------------    36.000                      9.76   1.000                                13.73
Total:                               100.00    42.000                      0.11   1.500                                 0.02
-------------------------------------------    60.000                      1.66   2.000                                76.27
                                               --------------------------------   6.000                                 1.88
-------------------------------------------    Total:                    100.00   12.000                                8.10
Purpose                             Percent    --------------------------------   ------------------------------------------
-------------------------------------------                                       Total:                              100.00
CASHOUT REFI                          25.37    --------------------------------   ------------------------------------------
CONSTRUCTION                           0.04    DTI                      Percent
PURCHASE                              64.66    --------------------------------   ------------------------------------------
RATE/TERM REFI                         9.92    <= 0.000                   13.96   Max Rate                           Percent
-------------------------------------------    0.001 - 10.000              0.18   ------------------------------------------
Total:                               100.00    10.001 - 20.000             2.56   8.501 - 9.000                         0.03
-------------------------------------------    20.001 - 30.000            11.11   9.001 - 9.500                         0.07
                                               30.001 - 40.000            38.79   9.501 - 10.000                        1.66
-------------------------------------------    40.001 - 50.000            30.69   10.001 - 10.500                      11.32
Documentation Type                  Percent    50.001 - 60.000             2.72   10.501 - 11.000                      24.32
-------------------------------------------    --------------------------------   11.001 - 11.500                      16.89
FULL/ALT DOC                          42.59    Total:                    100.00   11.501 - 12.000                      29.80
NO DOC/NINA/NO RATIO                  13.57    --------------------------------   12.001 - 12.500                       9.95
STATED INCOME                         43.83                                       12.501 - 13.000                       2.54
-------------------------------------------    --------------------------------   13.001 - 13.500                       0.73
Total:                               100.00    Conforming               Percent   13.501 - 14.000                       0.61
-------------------------------------------    --------------------------------   14.001 - 14.500                       0.16
                                               CONFORMING                 54.50   15.001 >=                             1.92
-------------------------------------------    NON CONFORMING             45.50   ------------------------------------------
Interest Only                       Percent    --------------------------------   Total:                              100.00
-------------------------------------------    Total:                    100.00   ------------------------------------------
N                                      9.29    --------------------------------
Y                                     90.71                                       ------------------------------------------
-------------------------------------------    --------------------------------   Floor Rate                         Percent
Total:                               100.00    Arm Index                Percent   ------------------------------------------
-------------------------------------------    --------------------------------   1.501 - 2.000                         1.90
                                               1 MONTH LIBOR               8.95   2.001 - 2.500                        82.05
-------------------------------------------    1 YEAR CMT                  0.29   2.501 - 3.000                         7.91
Interest Only Term                  Percent    1 YEAR LIBOR               60.45   3.001 - 3.500                         4.61
-------------------------------------------    6 MONTH LIBOR              30.32   3.501 - 4.000                         2.74
0.000                                  9.29    --------------------------------   4.001 - 4.500                         0.46
24.000                                 0.07    Total:                    100.00   5.001 - 5.500                         0.07
36.000                                 5.18    --------------------------------   5.501 - 6.000                         0.22
60.000                                52.55                                       6.001 - 6.500                         0.03
84.000                                 0.65    --------------------------------   6.501 - 7.000                         0.01
120.000                               32.26    Margins                  Percent   ------------------------------------------
-------------------------------------------    --------------------------------   Total:                              100.00
Total:                               100.00    1.501 - 2.000               1.90   ------------------------------------------
-------------------------------------------    2.001 - 2.500              84.63
                                               2.501 - 3.000               7.65
-------------------------------------------    3.001 - 3.500               4.36
Silent                              Percent    3.501 - 4.000               1.33
-------------------------------------------    4.001 - 4.500               0.13
N                                     45.97    --------------------------------
Y                                     54.03    Total:                    100.00
-------------------------------------------    --------------------------------
Total:                               100.00
-------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================

Jul 5, 2005 12:49

Goldman Sachs                                                       GSAA 05 09

==============================================================================



-------------------------------------------
Number of Units                     Percent
-------------------------------------------
1                                     92.94
2                                      3.33
3                                      1.88
4                                      1.85
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Product Type                        Percent
-------------------------------------------
1 MONTH ARM                            4.27
1 YEAR ARM                             4.67
2 YEAR ARM                             3.78
3 YEAR ARM                            11.79
5 YEAR ARM                            66.69
6 MONTH ARM                            8.02
7 YEAR ARM                             0.77
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Self Employment Flag                Percent
-------------------------------------------
N                                     74.91
Y                                     25.09
-------------------------------------------
Total:                               100.00
-------------------------------------------

-------------------------------------------
Originator                          Percent
-------------------------------------------
AMERICAN HOME EQUITY                   0.86
AMERICAN LENDING GROUP                 0.05
AMERICAN MORTGAGE NETWORK              7.71
AMERICORP CREDIT CORPORATION           0.51
CHOICE CAPITAL FUNDING                 0.37
CHRISTOPHER E HOBSON DBA FRANKLIN
  FINANCIAL                            0.47
COUNTRYWIDE                           28.35
CTX                                    1.13
FIRST MERIDIAN MORTGAGE                0.62
FIRST NLC LLC                          0.66
GMAC                                  19.48
GREENPOIN                             12.77
HARBOURTON MORTGAGE INVESTMENT
  CORPORATION                          0.42
KLEIN MORTGAGE                         0.32
LOAN CENTER OF CALIFORNIA, INC.        2.48
METROCITIES MORTGAGE, LLC              3.02
MORTGAGEIT, INC.                       0.06
NATCITY                                3.94
NORTH SHORE COMMUNITY BANK & TRUST     0.01
PRIME MORTGAGE                         0.06
RESIDENTIAL MORTGAGE CAPITAL           4.92
SCME                                   7.23
SEA BREEZE FINANCIAL SERVICES,
  INC.                                 2.04
SILVERGATE BANK                        0.55
SOUTHSTAR FUNDING, LLC                 0.86
TAYLOR, BEAN                           0.27
TRANSNATIONAL FINANCIAL NETWORK,
  INC.                                 0.21
USA FUNDING                            0.07
WINSTAR MORTGAGE                       0.58
-------------------------------------------
Total:                               100.00
-------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================

Jul 5, 2005 12:49
                                                                   Page 3 of 3